                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 26, 2005
                                                          -------------
                            Impax Laboratories, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-27354                                   65-0403311
-------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


          30381 Huntwood Avenue                         Hayward, CA 94544
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (510) 476-2000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION.
ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION.
ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         The Company is amending its Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2005 (the "Original Report"), in which it reported that it entered into a securities purchase agreement ("Purchase Agreement") with a qualified institutional buyer (the "Purchaser") by which the Purchaser agreed to purchase $75.0 million of the Company's 3.50% Convertible Senior Subordinated Debentures Due 2012 (the "3.50% Debentures").

         The purpose of the amendment is to report that on June 27, 2005, the Company completed the sale of the 3.50% Debentures to Highbridge International LLC, the Purchaser under the Purchase Agreement. Net proceeds of the offering, together with the Company's existing cash, were used to repay the Company's $95.0 million 1.250% Convertible Senior Subordinated Debentures due 2024 (the "1.250% Debentures"). Except for its ownership of a portion of our 1.250% Debentures, Highbridge International LLC had no material relationship with the Company.

         The Company is also filing this amendment to file copies of the following agreements:

Exhibit 4.1 - Purchase Agreement, dated June 26, 2005, with Highbridge International LLC with Disclosure Schedule.

Exhibit 4.2 - Indenture with HSBC Bank USA, National Association, as trustee, dated as of June 27, 2005, governing the 3.50% Debentures.

Exhibit 4.3 - Registration Rights Agreement, dated as of June 27, 2005, with Highbridge International LLC.


ITEM 7.01.  REGULATION FD
ITEM 8.01.  OTHER EVENTS

         As noted above, the Disclosure Schedule to the Purchase Agreement is included in Exhibit 4.1. The Disclosure Schedule sets forth certain disclosures by the Company. The Disclosure Schedule was not included in the Original Report.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                  4.1 - Purchase Agreement, dated June 26, 2005, with Highbridge International LLC with Disclosure Schedule.

                  4.2 - Indenture with HSBC Bank USA, National Association, as trustee, dated as of June 27, 2005, governing the 3.50% Debentures.

                  4.3 - Registration Rights Agreement, dated as of June 27, 2005, with Highbridge International LLC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Impax Laboratories, Inc.

Date: June 27, 2005
                                             By: /s/ Arthur A. Koch, Jr.
                                                 ------------------------------
                                                 Arthur A. Koch, Jr.
                                                 Chief Financial Officer